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                                                        Exhibit 10.10



HonkongBank
The Hongkong and Shanghai Banking Corporation Limited

Main Office: G/F, The Astor Hotel, 199 Jio Fang Lu, Tianjin, The People's
             Republic of China (Postal Code: 300040)


PRIVATE AND CONFIDENTIAL

Euro Tech (Far East) Ltd
18/F Gee Chang Hong Centre
65 Wong Chuk Hang Road
Hong Kong
                                                              27 July 1994
Attention: Mr Jerry Wong

Tel: 814 0311



Dear Sirs

PROPERTY INSTALMENT LOAN ACCOUNT NUMBER 05-903323-30

We refer to your application for a seven year Property Installment Loan, and are pleased to advise that your request has been approved on the following terms and conditions:

Borrower     : Euro Tech (Far East) Ltd

Loan Amount  : USD170,000.00

Purpose      : To finance part of the purchase cost of the property at Unit 7,
               5/F, Jin Cheng Zhong Xin, 4th District, Fang Qun Garden, Fang Zhuang, Beijing, China.

Security     : An "all monies" mortgage of the Agreement for Sale and Purchase
               ("Agreement for Mortgage") over the following Property:

               Unit 7, 5/F, Jin Cheng Zhong Xin, 4th District, Fang Qun Garden, Fang Zhuang, Beijing, China.

               with Euro Tech (Far East) Ltd as the Mortgagor (the "Mortgagor"), that is to say a mortgage to secure "all monies" in respect of general credit facilities owing from time to time including future advances, with an unlimited covenant to pay on the part of the Mortgagor.


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Euro Tech (Far East) Ltd
                                                                   27 July 1994
                                      -2-
________________________________________________________________________________

Interest    :  At 2.5% p.a. over USD prime rate, currently 7.25% per annum, but subject to fluctuation without notice.

Handling Fee:  1% flat on the mortgage loan amount, minimum USD1,300, is payable by the mortgagor to HongkongBank China Services Limited.

Instalment  :  The loan will be repaid by 84 instalments of USD2,800.29 (but subject to variation) each at one month interval commencing one month after drawdown.

               Payment shall be made on such day or days of each month after the loan is drawdown (if any such day shall fall on a bank holiday payment shall be made on the next succeeding Banking day, except that in the event that the next succeeding Business Day falls within the next calendar month, then such payment shall be made on the immediately preceding Business Day) to the debit of your account with the Bank.

Prepayment  :  Early repayment in full or in part at a minimum 10% of the original loan amount is allowed but subject to a penalty as follows:

               -- A 3-month interest on the amount prepaid, minimum USD2,600 if prepayment is made within 6 months after drawdown.

               -- A 2-month interest on the amount prepaid, minimum USD1,300 -- if prepayment is made over 6 months after drawdown.

Insurance   :  After the issuance of Occupation Permit, insurance cover is to be arranged by Gibbs Insurance Consultant Limited which is our broking and consultancy subsidiary. Insurance premium will be for your account.

Expenses    :  All legal and out-of-pocket expenses including stamp duty in connection with this loan will be for your account.

Taxation    :  All payments of principal, interest, fees and other expenses shall be made by you clear and free of taxes, levies, imposts, duties, charges, withholdings of any nature or other deduction whatsoever.

Other Terms :  The loan will be subject to the terms and conditions as contained in the Mortgage and to our customary overriding right of repayment on demand.

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Euro Tech (Far East) Ltd                                         27 July 1994
                                      -3-
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Acceptance      : This offer will lapse if it is not accepted within a period of 14 days from the date of this letter.

We shall be grateful if you will sign and return to us the attached duplicate copy of this letter thereby signifying your understanding and acceptance of the foregoing.

This offer is subject to the completion of the Agreement for Mortgage and our security requirements. If the loan is not drawn down within one month from the date of this letter, our commitment to advance the loan will cease unless a further extension has been agreed by us in writing.

Upon receipt of your acceptance our solicitors Siao, Wen and Leung, Solicitors & Notaries will contact you by telephone regarding our security requirement.

Please quote your above loan account number in your future communication and enquiry regarding your loan to this office.

We are pleased to be of assistance.


Yours faithfully
For and on behalf of
The Hongkong and Shanghai Banking Corporation Limited




Rose W M Lee (Ms)
Managing Director
HongkongBank China Services Limited

Enc

AW JL/cb/SN
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BEIJING MUNICIPAL PROPERTY MANAGEMENT OFFICE

REGISTERED EVIDENCE FOR THE RIGHT AND MORTGAGE OF PROPERTY
POSSESSION AND USAGE OF STATE OWNED LAND

PROPERTY ADDRESS: NO. 22, 4 DISTRICT FANG QUN YUAN,
                  FANG ZHUAN, FANG TAI,
                  BEIJING, P.R.CHINA

PROPERTY OWNERSHIP CERTIFICATE NO:

 SZE FANG FOREIGN ENTERPRISES CERTIFICATE NO 01013.

PROPERTY USAGE CERTIFICATE NO:

 SZE FANG FOREIGN ENTERPRISES (95) NO: 01013.

KINDS OF RIGHT: RIGHT OF PROPERTY POSSESSION AND MORTGAGE
                LAND USAGE.

MORTGAGEE: HONGKONG & SHANGHAI BANKING CORP, TIANJIN BRANCH
           P.R.CHINA

MORTGAGOR: EURO TECH (FAR EAST) LTD

MORTGAGED PROPERTY: RM 507 7/F JINCHENG CENTRE,
                    4 DISTRICT FANG QUN YUAN,
                    FANG ZHUANG,
                    BEIJING
                    P.R.CHINA

PROPERTY GROSS AREA: 145.16 SQ METER

MORTGAGED PROPERTY AREA: 23.12 SQ METER

MORTGAGED PROPERTY VALUE: HONG KONG DOLLARS TWENTY-TWO HUNDRED
                          THOUSAND & FORTY-THREE THOUSAND ONLY

MORTGAGE AMOUNT: US$170,000.00

MORTGAGED PERIOD: FROM 4 NOV 1994 TO 3 NOV 2001.

SIGNED BY: BEIJING MUNICIPAL PROPERTY MANAGEMENT OFFICE

DATED: 31 MAY 1995